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EXHIBIT (99)(a)   CERTIFICATION OF CHIEF EXECUTIVE  OFFICER PURSUANT TO SECTION
                  906 OF THE  SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Republic Bancorp Inc. (the "Company") hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 21, 2003                             /s/ Dana M. Cluckey
                                            -------------------------
                                            Name: Dana M. Cluckey
                                            Title: President and Chief
                                                   Executive Officer

         The foregoing certification accompanies the filing and is being furnished solely pursuant to 18 U.S.C. Section 1350.